                               GUARANTY OF LEASE

            Guaranty of Lease, dated as of June 28, 2001, by Fluor Corporation, a Delaware corporation, herein, together with any entity succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called "Guarantor".

            Lakepointe Assets LLC, a Delaware limited liability company (herein together with its successors and assigns as owner of the property hereinafter described, called "Landlord"), is about to acquire the land described on
Schedule A hereto and the improvements located on said land (collectively, the
"Property") and to lease the Property to Fluor Enterprises, Inc., a California corporation d/b/a Fluor Signature Services ("Tenant"), pursuant to a lease between Landlord and Tenant dated as of June 28, 2001 (the "Lease"). Landlord is unwilling to acquire the Property or enter into the Lease unless the Guarantor enters into this agreement. Guarantor directly or indirectly owns all the stock of Tenant. The acquisition by Landlord of the Property and the lease of the
Property to Tenant is of direct benefit to the Guarantor. This Guaranty reasonably may be expected to benefit, directly or indirectly, Guarantor.
Capitalized terms not otherwise defined herein shall have the meanings given them in the Lease.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor, intending to be legally bound, covenants and agrees with Landlord as follows:

            1. The Guarantor unconditionally and irrevocably guarantees to
Landlord that (a) all Basic Rent, Additional Rent and all other sums stated in the Lease to be payable by the Tenant, whether due by acceleration or otherwise, including reasonable costs and expenses of collection (collectively, the
"Monetary Obligations") will be promptly paid in full when due, in accordance with the provisions thereof, and (b) Tenant will perform and observe each and every covenant, agreement, term and condition of Tenant in the Lease (the
"Performance Obligations"). If for any reason any Monetary Obligation shall not be paid promptly when due, Guarantor shall, immediately upon demand, pay the same to Landlord with interest due thereon as stated in the Lease. In addition to the foregoing, the Guarantor hereby becomes surety to Landlord for the due and punctual payment and performance of the Monetary Obligations and the
Performance Obligations and the Guarantor hereby waives all defenses of any nature that may be available to Guarantor as a surety and guarantor or otherwise other than the defenses of payment of the Monetary Obligations and performance of the Performance Obligations.

            2. Upon the occurrence of an Event of Default under the Lease,
Landlord may enforce this Guaranty without first having recourse against Tenant or exhausting its rights or remedies under the Lease; provided, that nothing herein shall prohibit Landlord from exercising its rights against both Guarantor and Tenant simultaneously. Specifically, but without limitation, Guarantor hereby waives joinder of Tenant or any other obligor in any suit or action to enforce this Guaranty, and without in any way limiting the foregoing, Guarantor hereby waives any right (including, without limitation, each right created by the provisions of Chapter 34 of the Texas Business & Commerce Code, Chapter 17
of the Texas Civil Practice and Remedies Code, Rule 31 of the Texas Rules of
Civil Procedure or other applicable law) to require Landlord or any other party entitled to enforce the obligations of Guarantor under this Guaranty to file suit against Tenant or any other obligor or take any other action against Tenant or any other obligor as a prerequisite to Landlord's or such other party's taking any action or bringing any suit against Guarantor under this Guaranty.
This Guaranty and the obligations of the Guarantor hereunder are present, primary, direct, continuing, unconditional, irrevocable and absolute and independent of any obligations of Tenant. This Guaranty constitutes the agreement to pay money and to act in the first instance and is not to be construed as a contract of indemnity or as a guaranty of collectability.

            3. The obligations, covenants, agreements and duties of the
Guarantor under this Guaranty shall in no way be discharged, affected or impaired by any of the following and Landlord may at any time and from time to time, with or without consideration, without prejudice to any claim against
Guarantor hereunder, without in any way changing, releasing or discharging
Guarantor from its liabilities and obligations hereunder and without notice to or the consent of Guarantor waive, release or consent to any of the following:

               (a)  the waiver by Landlord of the performance or observance by
Tenant of any of the agreements, covenants, terms or conditions contained in the Lease;

               (b)  the extension, in whole or in part, of the time for payment by Tenant of any sums owing or payable under the Lease, or of any other sums or obligations of Tenant under or arising out of or on account of the Lease, or the renewal or extension of the Lease;

               (c)  any sublease of any or all of the Property by Tenant to any other person;

               (d)  any assumption by any person of any or all of Tenant's obligations under, or Tenant's assignment of any or all of its interest in the
Lease;

               (e)  the waiver or release or modification or amendment (whether material or otherwise) of any provision of the Lease, and Guarantor hereby consents to any such waivers, releases, modifications and amendments and to any future terms or agreements heretofore or hereafter made by Landlord and Tenant in accordance with the terms of the Lease, provided that Guarantor shall not be responsible for any increase in the obligations of a tenant under the Lease resulting solely from an amendment to the Lease made by a tenant which was not, at the time of such amendment, an affiliate of Guarantor;

               (f)  any failure, omission or delay on the part of Landlord to enforce, assert or exercise any right, power or remedy conferred on or available to Landlord in or by the Lease or this Guaranty, or any action on the part of
Landlord granting indulgence or extension in any form whatsoever;

               (g)  the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshaling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or other similar proceeding affecting
Landlord, Tenant or Guarantor or any of their assets or any impairment, modification, release or limitation of liability of Landlord, Tenant or
Guarantor or any of their estates in bankruptcy or of any remedy for the enforcement of such liability resulting from the operation of any present or future provision of the U.S. Bankruptcy Code or other similar statute or from the decision of any court;

               (h)  the power or authority or lack thereof of Tenant to execute, acknowledge or deliver the Lease;

               (i)  the legality, validity or invalidity of the Lease;

               (j)  any defenses whatsoever that Tenant may or might have to the payment of the Monetary Obligations except for the payment thereof actually received by Landlord or at Landlord's direction, by Lessor's Mortgagee,
Guarantor acknowledging that the Tenant has agreed to pay the Monetary
Obligations under the Lease without setoff;

               (k)  the existence or non-existence of Tenant as a legal entity or the existence or non-existence of any corporate or other business relationship between Tenant and Guarantor;

               (l)  any sale or assignment by Landlord of this Guaranty and/or the Lease (including any assignment by Landlord to Lessor's Mortgagee;

               (m)  any default by Guarantor under this Guaranty or any right of setoff or counterclaim or defense (other than payment in full of the Monetary
Obligations in accordance with the terms of the Lease) that Guarantor may or might have to its respective undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by Guarantor; or

               (n) any other cause, whether similar or dissimilar to any of the foregoing, that might constitute a legal or equitable discharge of Guarantor
(whether or not Guarantor shall have knowledge or notice thereof) other than payment in full of the Monetary Obligations.

               Without in any way limiting the generality of the foregoing,
Guarantor specifically agrees that if Tenant's obligations under the Lease are modified or amended with the express written consent of Landlord, this Guaranty shall extend to such obligations as so amended or modified but shall not extend to any increase in the obligations of Tenant under the Lease if such modification or amendment was made by a tenant which was not, at the time of such modification or amendment, an Affiliate of Guarantor and if Guarantor did not consent to such modification or amendment.

            4. Guarantor hereby waives notice (other than any notice required by the terms of the Lease), demand, presentment, protest and notice of protest.

            5. Guarantor agrees that, in the event of the rejection or disaffirmance of the Lease by Tenant or Tenant's trustee in bankruptcy pursuant to bankruptcy law or any other law affecting creditors rights, the Guarantor shall, if Landlord so requests, assume all obligations and liabilities of Tenant under the Lease, to the same extent as if the Guarantor was a party to such document and there had been no such rejection or disaffirmance; and the
Guarantor shall confirm such assumption in writing at the request of Landlord upon or after such rejection or disaffirmance. The Guarantor, upon such assumption, shall have all rights of Tenant under the Lease (to the extent permitted by law). Guarantor further agrees that, to the extent that Tenant or
Guarantor makes a payment or payments to Landlord, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Tenant or Guarantor or their respective estates, trustees, receivers or any other party under any bankruptcy law or any other law affecting creditors' rights, then to the extent of such payment or repayment, this Guaranty and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated
and shall continue in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

            6. The following events following the expiration of the applicable cure periods, in this Paragraph are sometimes referred to as an "Event of
Default":

               a.  If default shall be made in the payment of any sum required to be paid by Guarantor under this Guaranty;

               b.  If default shall be made in the observance or performance of any of the other covenants in this Guaranty (as opposed to obligations under the
Lease which may be imposed on Guarantor pursuant to this Guaranty) which the
Guarantor is required to observe and perform and such default shall continue for thirty (30) days after written notice to the Guarantor;

               c.  If any representation or warranty made by Guarantor herein or in any certificate, demand or request proves to be incorrect in any material respect when made and the representation or warranty continues to be incorrect for a period of thirty (30) days after written notice from Landlord, or if the facts cannot be changed so as to make the representation or warranty correct within such thirty day period, Guarantor fails to provide Landlord with protection (including, by way of example, additional collateral or letters of credit) against loss arising from breach of such representation or warranty, such protection to be satisfactory to Landlord in its sole discretion;

               d.  If Guarantor files a petition of bankruptcy or for
reorganization or for an arrangement pursuant to the Bankruptcy Code, or is adjudicated a bankrupt or becomes insolvent or makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or is dissolved, or suspends payment of its obligations, or takes any corporate action in furtherance of any of the foregoing; or

               e.  If a petition or answer is filed proposing the adjudication of Guarantor as a bankrupt, or its reorganization pursuant to the Bankruptcy
Code, and (A) Guarantor consents to the filing thereof, or (B) such petition or answer is not discharged or denied within 90 days after the filing thereof;

               f.  If a receiver, trustee or liquidator (or other similar official) is appointed for or takes possession or charge of Guarantor, or if
Guarantor consents to or acquiesces in such appointment;

               g.  If an Event of Default occurs and is continuing under the
Lease; or

               h.  If an Event of Default occurs and is continuing under a
Management Agreement.

Upon the occurrence of any such Event of Default, Landlord shall have whatever rights at law or equity it might have to enforce this Guaranty.

            7.  Guarantor agrees that any claim or claims or liens or security interests it may now have or may in the future have against Tenant are or shall be subordinate to Tenant's obligations to Landlord under the Lease. Guarantor waives all rights of subrogation against Tenant for any amounts expended by
Guarantor under this Guaranty.

            8.  If Landlord incurs any expenses in the enforcement of this
Guaranty, including reasonable attorneys' fees and disbursements, whether or not legal action be instituted, the Guarantor shall pay the same immediately upon demand by Landlord which shall be accompanied by evidence of such expenses and any amount due and payable hereunder to Landlord which is not paid when due shall bear interest from the due date thereof at the Overdue Rate.

            9. Landlord shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Landlord, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

            10. Guarantor shall deliver to Landlord and Lessor's Mortgagee:

               (i)  As soon as practicable but in no event later than five (5)
Business Days after the date of filing with Securities and Exchange Commission or other Governmental Authority, copies of all such financial statements, proxy statements, notices, other communications, and reports as Guarantor shall send to its shareholders and other information generally made available to banks and other lenders (exclusive of proprietary information), provided that Guarantor need not make such delivery so long as such financial information is posted on
EDGAR, Guarantor's Home Page or other electronic resource generally available to the public without charge and Guarantor emails notice to Landlord and any
Lessor's Mortgagee (at email addresses supplied by such parties) of the availability of such information within five (5) Business Days of its posting, and will provide paper copies of such information upon request and, in any event, before such information is removed from the above-named electronic resources;

               (ii)  For any period that Guarantor is a public company, as soon as practicable, copies of all regular, current or periodic reports (including reports on Form 10-K, Form 8-K and Form 10-Q) which Guarantor is or may be required to file with the Securities and Exchange Commission or any Governmental
Authority succeeding to the functions of the Securities and Exchange Commission, provided that Guarantor need not make such delivery so long as such financial information is posted on EDGAR, Guarantor's Home Page or other electronic resource generally available to the public without charge and Guarantor emails notice to Landlord and any Lessor's Mortgagee (at email addresses supplied by such parties) of the availability of such information within five (5) Business
Days of its posting, and will provide paper copies of such information upon request and, in any event, before such information is removed from the above-named electronic resources;

               (iii)  For any period that Guarantor is not a public company required to file such reports with the Securities and Exchange Commission then within 120 days after the end of each fiscal year, and within 60 days after the end of any other fiscal quarter, a consolidated statement of earnings, and a consolidated statement of changes in financial position, a consolidated statement of stockholders' equity, and a consolidated balance sheet of such entity as of the end of each such year or fiscal quarter, setting forth in each case in comparative form the corresponding consolidated figures from the preceding annual audit or corresponding fiscal quarter in the prior fiscal year, as appropriate, all in reasonable detail and satisfactory in scope to Landlord and Lessor's Mortgagee, and certified as to the annual consolidated statements by independent public accountants of recognized national standing selected by
Guarantor, whose certificate shall be based upon an examination conducted in accordance with generally accepted auditing standards and the application of such tests as said accountants deem necessary under the circumstances; and

               (iv)  Within ninety (90) days of the end of each calendar year, an annual statement setting forth the gross revenues derived by Lessee from the sublease of space in the Leased Property and the Existing Leased Space, the
operating expenses of the Leased Property and the Existing Leased Space, capital improvement made to the Leased Property and the Existing Leased Property,
together with a projection of such capital improvements for the next calendar year, such statement to be certified as true and correct in all material respects by an Executive Officer of Lessee.

Concurrently with the delivery of annual financial statements pursuant to subparagraph (iii) of this paragraph 10, Guarantor will deliver to Landlord and
Lessor's Mortgagee a certificate by an Executive Officer of Guarantor that to such officer's Actual Knowledge based on reasonable inquiry, there exists no
Default or Event of Default under the Lease or if any such Default or Event of
Default exists, specifying the nature thereof, the period of existence thereof and what action Guarantor proposes to take with respect thereto. In addition,
Guarantor agrees upon prior written request to meet with Landlord and its mortgagee during normal business hours at mutually convenient times, from time to time, to discuss the Lease and such information about Guarantor's business and financial condition reasonably requested by Landlord.

Any non-public information delivered to the Landlord pursuant to this paragraph
10, or otherwise, shall be deemed to be confidential. Landlord may share the information delivered pursuant to this paragraph 10 with Lessor's Mortgagee, the
Certificate Holders, potential mortgagees, potential transferees of the
Certificate Holders, rating agencies, servicers, potential purchasers of the
Leased Property or a beneficial interest therein and all other parties having a legitimate business purpose for reviewing the same; provided, such parties agree to hold any non-public information in confidence; and provided, further,
Landlord may disclose such non-public information to regulatory authorities and in accordance with any judicial or governmental order, or if required by any law, regulation or stock exchange rule.

Notwithstanding anything to the contrary contained herein, Tenant and Guarantor shall not be obligated to provide or disclose to Landlord, Lessor's Mortgagee, any prospective purchaser or mortgagee, or any other Person, any information relating to Tenant's or Guarantor's financial condition or operations which has not already been publicly disclosed if Tenant or Guarantor reasonably believes that providing or disclosing such information would require a separate filing with the Securities and Exchanges Commission.

            11. All communications herein provided for or made pursuant hereto shall be in writing and shall be sent by (i) registered or certified mail, return receipt requested, and the giving of such communication shall be deemed complete on the third Business Day after the same is deposited in a United
States Post Office with postage charges prepaid, (ii) reputable overnight delivery service with acknowledgment receipt returned, and the giving of such communication shall be deemed complete on the immediately succeeding Business
Day after the same is timely deposited with such delivery service, or (iii) hand delivery by reputable delivery service:

                               To Guarantor:

                               Fluor Corporation
                               One Enterprise Drive
                               Aliso Viejo, CA  92656
                               Attention: Director of Corporate Real Estate

                               With a copy to:

                               Fluor Corporation
                               One Enterprise Drive
                               Aliso Viejo, CA  92656
                               Attention: General Counsel

                               To Landlord:

                               Lakepointe Assets LLC
                               5847 San Felipe Drive, Suite 2600
                               Houston, Texas 77057
                               Attention: J. Richard Rosenberg

                               With a copy to:

                               Lakepointe Assets LLC
                               5847 San Felipe Drive, Suite 2600
                               Houston, Texas 77057
                               Attention: Erik Eriksson, Jr., Esq.

                               With a copy to:

                               Day, Berry & Howard LLP
                               260 Franklin Street
                               Boston, Massachusetts 02110
                               Attention: Lewis A. Burleigh, Esq.

                               With a copy to:

                               Legg Mason Mortgage Capital Corporation
                               100 Light Street
                               Baltimore, Maryland 21202
                               Attention: W. Kyle Gore

            Any notice, demand, request, approval or consent given in accordance with the provisions of this paragraph 11 shall be effective on the date of receipt or delivery or when proper delivery is refused by the addressee.

            12. Notice of acceptance of this Guaranty by Landlord and notice of any obligations or liabilities contracted or incurred by any Tenant under the
Lease are hereby waived by the Guarantor.

            13. If Landlord proposes to refinance any mortgage of the Property,
Guarantor shall permit Landlord and the proposed mortgagee, at their expense, to meet with officers of Guarantor at Guarantor's offices and to discuss the
Guarantor's business and finances. On request of Landlord, Guarantor agrees to provide any such prospective mortgagee the information to which Landlord is entitled hereunder, provided that if any such information is not publicly available, such nonpublic information shall be made available on a confidential basis substantially equivalent to the basis set forth at the end of Section
10(a) above. Guarantor agrees to execute, acknowledge and deliver, at Landlord's expense, documents reasonably requested by the prospective mortgagee (such as a consent to the financing (without encumbering Guarantor's or Tenant's assets), a consent to assignment of lease and of this Guaranty, estoppel certificate, and a subordination, non-disturbance and attornment agreement), customary for tenants under leases such as the Lease and their guarantors to sign in connection with mortgage loans to landlords, so long as such documents are in form then customary among institutional lenders (provided the same do not materially and adversely change Tenant's rights or obligations under the Lease and any related documents or materially and adversely change Guarantor's rights and obligations under this Guaranty).

            14. This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas, other than its doctrine regarding conflicts of laws. Guarantor consents to jurisdiction of the courts of the State of Texas and of the Federal courts situated in Texas, and consents to venue in Texas, and
Guarantor waives any right to stay, remove, or otherwise directly or indirectly interfere with such action based on such jurisdiction. The Guarantor hereby waives any option or objection that it may now or hereafter have to the laying of venue of any action or proceeding arising under or relating to this Guaranty in any court located in the State of Texas, waives the right to bring any form of declaratory judgment action with respect to the subject matter hereof in any other jurisdiction, and hereby further waives any claim that a court located in the State of Texas is not a convenient forum for any such action or proceeding.

            15. This Guaranty may not be modified or amended except by a written agreement duly executed by Guarantor and Landlord and Landlord's first mortgagee from time to time, if any. This Guaranty shall be binding upon the Guarantor and shall inure to the benefit of Landlord and its successors and assigns as permitted hereunder, including, without limitation, any mortgagee of Landlord's interest in the Property. In the event any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. As used herein the term "Tenant" includes its successors and assigns with respect to the Lease.

            16. The rights of Landlord under this Guaranty may be assigned in whole or in part by Landlord, its successors and assigns, whether directly or by way of a grant of a security interest herein, without the consent of Guarantor.

            17. Within 15 days after request by Landlord, Guarantor shall deliver a certificate confirming that this Guaranty is in full force and effect and unamended (or, if amended, specifying such amendment), and whether, to the knowledge of Guarantor (without investigation other than inquiry of Tenant), any
Event of Default exists under the Lease or under this Guaranty.

            18. Without the prior written consent of Landlord (which may be granted or withheld in Landlord's sole discretion), Guarantor will not, directly or indirectly, consolidate with or merge into any corporation, association, partnership or other business organization or permit any corporation, association, partnership or other business organization to consolidate with or merge into it, or sell or otherwise transfer all or substantially all of its properties and assets, or acquire all or substantially all of the assets of any corporation, association, partnership or other business organization or individual, unless (i) the Guarantor shall be the entity surviving such consolidation, merger or other action, or the surviving entity or transferee shall enter into an assumption this Guaranty in form and substance reasonably satisfactory to Landlord (together with an opinion of independent counsel in form and substance reasonably satisfactory to Landlord and Lessor's Mortgagee relating to the due authorization, execution, delivery and enforceability of such assumption); and (ii) immediately prior to such action, no Event of Default shall have occurred and be continuing.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and its corporate seals to be hereunto affixed and attested by its officers thereunto duly authorized.

                                      Fluor Corporation

                                      By:    /s/ J.O. Rollins
                                      Name:  J.O. Rollins
                                      Title: Group Executive